                                                                   EXHIBIT 23.2

                                    CONSENT

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1996, with respect to the financial statements of TEA Group Incorporated included in the Registration Statement on Form S-1 and related Prospectus of Crown Castle International Corp. dated August 11, 1998.

                                          Ernst & Young LLP

Atlanta, Georgia

August 11, 1998